                                                                    EXHIBIT 99.3

           UNAUDITED CONDENSED COMBINED PRO FORMA FINANCIAL STATEMENTS
                          MERGER WITH H.S. TRASK & CO.

      On August 7, 2003, we completed our acquisition of H.S. Trask & Co., a Montana-based designer of men's casual boots and shoes. Pursuant to an Agreement and Plan of Merger dated June 16, 2003, as amended, the Company's wholly-owned subsidiary, PFG Acquisition, Inc., purchased approximately 94% of the outstanding preferred stock of H.S. Trask in a cash tender offer for a price of $2,569,074, on August 6, 2003. The Company then purchased the remaining preferred stock, and all the common stock of H.S. Trask through a merger effected on August 7, 2003 between H.S. Trask and PFG Acquisition, Inc., in exchange for 700,000 shares of the Company's common stock, and additional cash consideration of $295,817.

      The following unaudited condensed combined pro forma financial statements (the "pro forma financial statements") and explanatory notes have been prepared to give effect to the merger using the purchase method of accounting for business combinations. In accordance with Article 11 of Regulation S-X, an unaudited condensed combined pro forma balance sheet (the "pro forma balance sheet") as of June 28, 2003, and unaudited condensed combined pro forma statements of operations (the "pro forma statements of operations") for the six months ended June 28, 2003, and the year ended December 31, 2002, have been prepared to reflect, for accounting purposes, the merger of H.S. Trask and PFG Acquisition, Inc.

      The pro forma financial statements are provided for illustrative purposes only, and are not necessarily indicative of the operating results or financial position that would have occurred if these transactions had been consummated at the beginning of the periods or on the dates indicated, nor are they necessarily indicative of any future operating results or financial position. The pro forma financial statements do not include any adjustments related to any restructuring charges, profit improvements, potential costs savings, or one-time charges which may result from these transactions or the final result of valuations of inventories, property, plant and equipment, intangible assets, debt, and other obligations.

                          PHOENIX FOOTWEAR GROUP, INC.
              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS

                                                PHOENIX            TRASK
                                             JUNE 28, 2003       JUNE 30, 2003    (a) ADJUSTMENTS            COMBINED
                                             -------------       -------------        -----------            --------
ASSETS

CURRENT ASSETS:

     Cash                                    $    528,000       $         --       $   (528,000)(1),(4)    $         --
     Accounts Receivable Trade, Net             5,638,000            996,000                 --               6,634,000
     Inventories, Net                           8,488,000          2,427,000                 --              10,915,000
     Other Receivable                             544,000                 --                 --                 544,000
     Other Current Assets                         686,000            104,000                 --                 790,000
     Deferred Income Tax Asset                    297,000            110,000                 --                 407,000
                                             ------------       ------------       ------------            ------------
         Total Current Assets                  16,181,000          3,637,000           (528,000)             19,290,000

PLANT AND EQUIPMENT, Net                        1,029,000             72,000                 --               1,101,000
OTHER ASSETS:

     Deferred Income Tax Asset, Long-Term              --            150,000                 --                 150,000
     Other Assets, Net                            133,000              3,000                 --                 136,000
     Goodwill                                   1,645,000                 --          2,595,000(2)            4,240,000
     Other Intangibles                                 --                 --            649,000(3)              649,000
     Accumulated Amortization                          --                 --           (139,000)(3)            (139,000)
     Other Receivable                             718,000                 --                 --                 718,000
                                             ------------       ------------       ------------            ------------
         Total Other Assets                     2,496,000            153,000          3,105,000               5,754,000
                                             ------------       ------------       ------------            ------------
TOTAL ASSETS                                 $ 19,706,000       $  3,862,000       $  2,577,000            $ 26,145,000
                                             ============       ============       ============            ============

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:

     Accounts Payable                        $  2,652,000       $    387,000       $         --            $  3,039,000
     Accrued Expenses                           1,084,000            321,000                 --               1,405,000
     Notes Payable, Line of Credit              2,580,000            692,000          2,362,000 (1),(4)       5,634,000
     Notes Payable, Current                       750,000                 --                 --                 750,000
     Income Taxes Payable                          89,000           (114,000)           (53,000)(7)             (78,000)
                                             ------------       ------------       ------------            ------------
         Total Current Liabilities              7,155,000          1,286,000          2,309,000              10,750,000

OTHER LIABILITIES:

     Notes Payable, Non-Current                 1,500,000                 --                 --               1,500,000
     Deferred Income Tax Liability              1,000,000                 --                 --               1,000,000
                                             ------------       ------------       ------------            ------------
         Total Other Liabilities                2,500,000                 --                 --               2,500,000
                                             ------------       ------------       ------------            ------------
         Total Liabilities                      9,655,000          1,286,000          2,309,000              13,250,000
                                             ------------       ------------       ------------            ------------

STOCKHOLDERS' EQUITY:

     Preferred Stock                                   --          3,254,000         (3,254,000)(5)                  --
     Common Stock                                  21,000            234,000           (231,000)(5),(6)          24,000
     Additional Paid-in Capital                 7,538,000                 --          3,148,000(5),(6)       10,686,000
     Retained Earnings/(Deficit)                4,066,000           (912,000)           605,000(7)            3,759,000
     Treasury Stock                            (1,574,000)                --                 --              (1,574,000)
                                             ------------       ------------       ------------            ------------
         Total  Stockholders' Equity           10,051,000          2,576,000            268,000              12,895,000
                                             ------------       ------------       ------------            ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY   $ 19,706,000       $  3,862,000       $  2,577,000            $ 26,145,000
                                             ============       ============       ============            ============

(a) Two day difference in quarter end is considered immaterial for proforma purposes.

                          PHOENIX FOOTWEAR GROUP, INC.
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

                                                                          YEAR ENDED DECEMBER 31, 2002

                                                     PHOENIX             TRASK        ADJUSTMENTS           COMBINED
                                                     -------             -----        -----------           --------
Net Sales                                       $  36,161,000         $ 9,073,000            --         $ 45,234,000
Costs of Goods Sold                                22,397,000           5,753,000            --           28,150,000
                                                -------------         -----------     ---------         ------------
Gross Profit                                       13,764,000           3,320,000            --           17,084,000
Operating Expenses:
  Selling, General and Administrative Expenses      9,661,000           3,067,000        93,000(8)        12,821,000
   Other Expense, Net                                 442,000                                                442,000
                                                -------------         -----------     ---------         ------------
    Total Operating Expenses                       10,103,000           3,067,000        93,000           13,263,000
                                                -------------         -----------     ---------         ------------
Operating Income                                    3,661,000             253,000       (93,000)           3,821,000
Interest Expense                                      751,000              71,000        10,000(9)           832,000
                                                -------------         -----------     ---------         ------------
Income Before Income Taxes                          2,910,000             182,000      (103,000)           2,989,000
Income Tax Expense (Benefit)                        1,207,000              85,000       (41,000)(10)       1,251,000
                                                -------------         -----------     ---------         ------------
Net Income                                      $   1,703,000         $    97,000     $ (62,000)        $  1,738,000
                                                =============         ===========     =========         ============


Net Income (Loss) Per Share:

   Basic                                        $        0.50                                           $       0.42
                                                =============                                           ============
   Diluted                                      $        0.45                                           $       0.39
                                                =============                                           ============

Shares Outstanding - Post Split
  Basic                                             3,418,000                           700,000(11)        4,118,000
  Diluted                                           3,782,000                           700,000(11)        4,482,000

                          PHOENIX FOOTWEAR GROUP, INC.
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

                                                                     SIX MONTHS ENDED

                                           PHOENIX               TRASK
                                        JUNE 28, 2003        JUNE 30, 2003      (a) ADJUSTMENTS        COMBINED
Net Sales                              $   16,759,000       $   3,801,000         $        --         $20,560,000
Costs of Goods Sold                         9,552,000           2,210,000                  --          11,762,000
                                       --------------       -------------         -----------         -----------
Gross Profit                                7,207,000           1,591,000                  --           8,798,000
Operating Expenses:
  Selling, General and
     Administrative Expenses                5,454,000           1,877,000              46,000 (12)      7,377,000
   Other Expense, Net                       1,415,000                  --                  --           1,415,000
                                       --------------       -------------         -----------         -----------
    Total Operating Expenses                6,869,000           1,877,000              46,000           8,792,000
                                       --------------       -------------         -----------         -----------

Operating Income / (Loss)                     338,000            (286,000)            (46,000)              6,000
Interest Expense                              452,000              16,000              23,000 (13)        491,000
                                       --------------       -------------         -----------         -----------
Income (Loss) Before Income Taxes            (114,000)           (302,000)            (69,000)           (485,000)
Income Tax Expense (Benefit)                  199,000            (114,000)            (28,000)(14)         57,000
                                       --------------       -------------         -----------         -----------
Net Income (Loss)                      $     (313,000)       $   (188,000)         $  (41,000)        $  (542,000)
                                       ==============        ============          ==========         ===========

Net Income (Loss) Per Share:
   Basic                                       ($0.08)                                                     ($0.12)
                                       ==============                                                 ===========
   Diluted                                     ($0.08)                                                     ($0.12)
                                       ==============                                                 ===========

Shares Outstanding - Post Split
  Basic                                     3,682,387                                 700,000(15)       4,382,387
  Diluted                                   3,682,387                                 700,000(15)       4,382,387


(a) Two day difference in period end is considered immaterial for pro forma purposes.


NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION


1. BASIS OF PRO FORMA PRESENTATION

      On August 7, 2003, Phoenix Footwear Group, Inc. acquired 100% of the outstanding shares of H.S. Trask & Co., ("H.S. Trask") a privately held Montana corporation based in Bozeman, Montana. The acquisition was accounted for as a purchase combination under SFAS No. 141, "Business Combinations". Accordingly, the estimated fair value of assets acquired and liabilities assumed were included in the Company's condensed consolidated balance sheet as of August 7, 2003, the effective date of the acquisition. The results of operations are included in the Company's condensed consolidated results of operations as of and since the effective date of the purchase. There were no significant differences between the accounting policies of the Company and H.S. Trask.

      The accompanying unaudited pro forma combined condensed statements of operations have been prepared as if the merger was completed as of January 1, 2002 and reflect the following pro forma adjustments.

2. PRO FORMA ADJUSTMENTS

      Certain reclassifications have been made to conform H.S. Trask historical amounts to the Company's financial statement presentation.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS

(1) Cash reduced for $2,750,000 preferred share purchase and remainder added to long-term debt.

(2) Represents 80% of the excess purchase price over the January 1, 2002 net book value and is not amortized. This is an estimate as the final allocation between goodwill and other intangibles will be based upon a third party appraisal or other appropriate allocation method.

(3) Represents 20% of the excess purchase price over the January 1, 2002 net book value and is amortized over an average of 7 years. This intangible asset amount is an estimate as the final allocation between goodwill and other intangibles will be based upon a third party appraisal or other appropriate allocation method.

(4) Represents an additional adjustment to cash and bank debt of $896,000 associated with the reduction in combined cash at June 28, 2003 as compared to December 31, 2002. Debt also increased for $107,000 book value increase and proforma interest expense of $10,000 for 2002 and $23,000 for the six months ended June 28, 2003.

(5) Purchase accounting elimination of preferred and common stock, plus retained deficit as of January 1,2002.

(6) Represents issuance of 700,000 $0.01 par common shares at an estimated value of $4.50 each.

(7) Includes proforma amortization expense of $116,000 for 2002 and six months ended June 28, 2003. Also includes interest expense of $10,000 for 2002 and $23,000 for the six months ended June 28, 2003 calculated at a 4.5% interest rate on the $896,000 and $107,000 additions to outstanding debt. Also includes $41,000 tax benefit for 2002 and $12,000 for the six months ended June 28, 2003.


UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS - YEAR ENDED DECEMBER 31, 2002

(8)   Represents intangible asset amortization.

(9)   Represents interest on additional debt outstanding.

(10)  Assumes a 40% effective tax rate.

(11)  Represents 700,000 newly issued shares.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS - SIX MONTHS ENDED JUNE 28, 2003

(12)   Represents intangible asset amortization.

(13)   Represents interest on additional debt outstanding.

(14)   Assumes a 40% effective tax rate.

(15)   Represents 700,000 newly issued shares.